UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported: November 24, 2003)

                     COMMODORE ENVIRONMENTAL SERVICES, INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                      0-10054                 87-0275043
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     (State or other                 (Commission            (I.R.S. Employer
       jurisdiction                  File Number)          Identification No.)
    of incorporation)

150 East 58th Street, Suite 3238                                  10155
New York, New York
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:  (212) 308-5800

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          (Former Name or Former Address, if Changed Since Last Report)



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

                           CURRENT REPORT ON FORM 8-K

                     COMMODORE ENVIRONMENTAL SERVICES, INC.

                                NOVEMBER 24, 2003


ITEM 5.  OTHER EVENTS

         On November 20, 2003, Commodore Environmental Services, Inc. (the "Company") received correspondence from counsel of Caisse Regionale de Credit Agricole Charente-Maritime Deux-Sevres ("CADS" or "Bondholder"). CADS is seeking repayment of a portion of the outstanding bonds, referred to in the Company's Form 8-K, filed with the Securities and Exchange Commission on February 6th, 2001. The Company has not received any correspondence from CADS or its counsel since February 2001.

         In 1993 and 1994, our Company issued a total of $4,000,000 principal amount of convertible bonds with an interest rate of 8.5%, payable quarterly. The bonds are convertible at any time, at the election of the shareholder, into shares of our common stock at the rate of one share per $1.00 of bond principal. The bonds were secured by a pledge of 16,000,000 shares of the Company's common stock and 6,000,000 shares of common stock of our affiliate, Commodore Applied Technologies, Inc., that we owned. The maturity date of the bonds was originally December 3, 1998, but was extended to June 3, 2000 and extended again to December 4, 2000 by mutual agreement between our Company and the bondholder. As of December 4, 2000, when the Company did not pay the outstanding principal of the bonds, through February 6, 2001, there was a continuing forbearance.

         The Company had, however, continued to make quarterly interest payments, the last of which in the amount of $85,000 was made on January 5, 2001. There was a notice of default on February 6, 2001, subsequent to which, the bondholder had begun the process to take possession of the shares pledged to secure the bonds. Further, the bondholder has affirmed that it would not vote any of these shares. Based on the market value of the pledged shares as of February 6, 2001, the collateral has a value of $3,648,000. On February 22, 2001, the Company delivered to the bondholder documents relating to the transfer of the collateral.

         The Company disclosed the transaction in an 8-K dated February 6, 2001 and continued the disclosure in its subsequent Form 10K's and 10KSB's. The
Company, effective February 6, 2001, accrued the difference between the fair market value of the collateral and the principal amount of the Bonds.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         COMMODORE ENVIRONMENTAL SERVICES, INC.


Date:  December 3, 2003                  By:  /s/ Bentley J. Blum
                                              ---------------------
                                              Bentley J. Blum
                                              Chairman of the Board


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